Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Future Now Group Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Schloth, Interim Chief Executive and Accounting Officer hereby certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ William Schloth
William Schloth Chief Executive and Accounting Officer

December 16, 2009